SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                           FORM 8-K
                        CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2012


             SCIENTIFIC INDUSTRIES, INC.
______________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	         000-6658            04-2217279
_______________	____________	__________________
(State or other   (Commission       (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                   70 Orville Drive
                Bohemia, New York 11716
______________________________________________________
   (Address of principal executive offices)


                   (631) 567-4700
______________________________________________________
Registrant's telephone number, including area code


                    Not Applicable
______________________________________________________
(Former name or former address,
if changed since last report)


ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


The Company has agreed to the Fifth Amended and Restated Consulting Agreement with Joseph G. Cremonese, the Chairman of its Board of Directors, and his affiliate, Laboratory Innovation Company, Ltd.
The Agreement extends the term of their consultancy services from December 31, 2011 to December 31, 2012 on the same terms as the Fourth Amended and Restated Consulting Agreement, except for an increase in the compensation from $3,000 to $3,300 per month subject to increase or decrease in the event services were more than 60 days during the 12 month period at the guaranteed rate of $660 per day, an increase from $600. Either the Company or the Consultant may terminate the Agreement, except for their confidentiality and non-competition covenants on at least 60 days prior notice.


ITEM 5.07.	SUBMISSION OF MATTER TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting of Stockholders of the Company held on January 12, 2012, the stockholders took the following actions:

1. Elected Joseph G. Cremonese and Roger B. Knowles as Class C
Directors to serve until the Annual Meeting of Stockholders for the year ended June 30, 2014 by the following votes:

			        For        Withheld	 Broker Non-Votes

Joseph G. Cremonese     576,130      5,911           274,809
Roger B, Knowles        228,254      344,979         283,617


2.  Approved the Board of Directors adoption of the 2012 Stock Option
Plan by a vote of 573,794 shares in favor, 29,568 shares against and 2,381 shares abstentions. The Plan relates to 100,000 shares of Common
Stock plus 57,000 shares which are subject to outstanding options granted under the 2002 Stock Option Plan and which are not exercised prior to their termination. The Plan authorizes the Board of Directors or a committee thereof to grant options to employees and key consultants of the Company or a subsidiary, directors of the Company or a subsidiary, and key consultants of a corporation which has been acquired by the Company or a subsidiary.

At the Annual Meeting of the Board of Directors immediately following the Annual Meeting of Stockholders, the Board of Directors amended the Plan to prohibit the grant of options thereunder providing for an exercise price lower than the per share book as of the end of the fiscal quarter most recently preceding the date of grant.

3. Approved by a vote of 829,756 shares for, 22,880 shares against, 4,214 shares abstaining, and 3,739 shares of Broker non-votes the appointment by the Board of Director of Nussbaum Yates Berg Klein & Wolpow, LLP as the Company's independent registered public accounting firm with respect to the Company's financial statements for the year ending June 30, 2012.



ITEM 9.01  Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.            Exhibit
___________            _____________________________
10A-1                  Copy of Consulting Agreement
10A-2			     Copy of 2012 Stock Option Plan,
			     as amended on January 12, 2012




                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SCIENTIFIC INDUSTRIES, INC.
                              (Registrant)


Date:	January 12, 2012
			           By: /s/ Helena R. Santos

			           Helena R. Santos,
			           President and Chief Executive
 			           Officer